           Morgan Stanley Institutional Fund Trust Balanced Portfolio
                          Item 77(O) 10F-3 Transactions
                        October 1, 2005 - March 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  SBC   11/8/    -     $96.83 2,000,0  70,000    0.09%  0.00%   Americ  Barcla
Commun    05             1     00,000                             a       ys
icatio                                                          Securi  Capita
  ns                                                             ties      l
 Inc.                                                            LLC,
 6.15%                                                          Barcla
  due                                                             ys
9/15/2                                                          Capita
  034                                                             l,
                                                                JPMorg
                                                                 an,
                                                                LaSall
                                                                  e
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                HSBC,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties

                                                                Morgan
                                                                Stanle
                                                                 y &
Chipot  1/25/    -     $22.00 $173,33    200     0.00%  0.01%    Co.      SG
  le      06                   3,336                            Incorp   Cowen
Mexica                                                          orated  Securi
   n                                                             , SG    ties
 Grill                                                          Cowen    Corp
                                                                & CO.,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                 J.P.
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch,
                                                                Pierce
                                                                  ,
                                                                Fenner
                                                                  &
                                                                Smith
                                                                Incorp
                                                                orated
                                                                , A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Corpor
                                                                ation,
                                                                SunTru
                                                                  st
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 M.R.
                                                                 Beal
                                                                 and
                                                                Compan
                                                                  y,
                                                                Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Muriel
                                                                Sieber
                                                                 t &
                                                                 Co.,
                                                                Inc.,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.